UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: August 24, 2021

(Date of earliest event reported)

FDCTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-221726	81-1265459
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Spectrum Center Drive, Suite 300

Irvine, CA 92618

(Address of principal executive offices, including zip code)

(877) 445-6047

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of Material Definitive Agreement.

TERMINATION OF THE STOCK PURCHASE AGREEMENT DATED JUNE 2, 2021

On August 24, 2021, FDCTech, Inc., a Delaware corporation (“FDCT” or the “Company” or “Buyer”), terminated the Stock Purchase Agreement (the “Agreement”), dated June 2, 2021, with the Shareholders of Genesis Financial, Inc., a Wyoming corporation (“Genesis” or “Seller”). Pursuant to the Agreement, the Company intended to acquire 100% of the issued and outstanding equity interests of Genesis, including its wholly-owned subsidiaries and other variable interest entities, in consideration for 70,000,000 shares of the Company’s restricted common stock (the” “Securities”). As of the date of termination, the Company did not issue any Securities to the Seller.

The Company could not complete nor qualify the Agreement as Genesis could not comply with several non-exhaustive material provisions, covenants, or conditions. Among other items, it included releasing liens, defaults settlement, payoff letters, discharges of liens, releases of guarantees, and other disclosures required by the Agreement. Further, Genesis had an outstanding Secured Promissory Note (the “Note”), dated February 4, 2021, which restricted Genesis from selling, divesting, or changing the structure of any of its material assets or subsidiaries other than in the ordinary course of business. The Note remained outstanding at the date of the termination.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

TERMINATION OF WARWICK KERRIDGE AS THE CHAIRMAN AND DIRECTOR OF THE COMPANY

The disclosure under Item 1.02 in this report on Form 8-K is incorporated by reference herein.

On June 9, 2021, and in connection with the foregoing description of the Purchase Agreement and the Acquisition (the “Agreement”), dated June 2, 2021, the Company appointed Warwick Kerridge as Chairman of the Company’s Board of Directors. Effective August 24, 2021, upon the consent of the majority of the stockholders of the Corporation representing at least 68.73% of the issued and outstanding shares of the Company and per Section 222 of the General Corporation Law of the State of Delaware, voted in favor of terminating Warwick Kerridge from the Board of Directors. Upon termination of Mr. Kerridge, the Company currently has four Board of Directors. Mitchell M. Eaglstein shall be the acting Chairman of the Company.

Item 7.01	Regulation FD Disclosure.

The disclosure under Item 1.02 in this report on Form 8-K is incorporated by reference herein.

On August 24, 2021, the Company issued a press release announcing the termination of the Agreement and the departure of the Director. Copies of the Agreement and press release are furnished as Exhibits 99.1, respectively, to this Current Report on Form 8-K and incorporated by reference.

Information in this report on form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated as of August 27, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FDCTECH, INC.

August 27, 2021	By:	/s/ Mitchell Eaglstein
Date		Mitchell Eaglstein
Chief Executive Officer
(Principal Executive Officer)